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                                                                     EXHIBIT 3.3

                                    DELAWARE
                                 THE FIRST STATE

         I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF "PASUG LLC" FILED IN THIS OFFICE ON THE TWENTY-THIRD DAY OF OCTOBER, A.D. 2002, AT 9 O'CLOCK A.M.




















                                                   Harriet Smith Windsor
                                       -----------------------------------------
                      [SEAL]           Harriet Smith Windsor, Secretary of State

3147458  8100V                                          AUTHENTICATION:  2048700
020653173                                                         DATE: 10-23-02



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                            CERTIFICATE OF FORMATION

                                       OF

                                    PASUG LLC

         This Certificate of Formation of PASUG LLC (the "Company"), dated as of October 23, 2002, has been duly executed and is being filed by Tom J. Landa, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del.C. Section 18-101, et seq.).

         FIRST. The name of the limited liability company formed hereby is PASUG LLC.

         SECOND. The address of the registered office of the Company in the State of Delaware is c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

         THIRD. The name and address of the registered agent for service of process on the Company in the State of Delaware are The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.




                                      By:               Tom Landa
                                         ---------------------------------------
                                         Name: Tom J. Landa
                                         Title:  Authorized Person



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             CERTIFICATE OF CONVERSION TO LIMITED LIABILITY COMPANY

                                       OF

                                   PASUG INC.

                                       TO

                                    PASUG LLC



         This Certificate of Conversion to Limited Liability Company, dated as of October 23, 2002, has been duly executed and is being filed by PASUG Inc., a Delaware corporation (the "Company"), and Tom J. Landa, as an authorized person of PASUG LLC, a Delaware limited liability company (the "LLC"), to convert the Company to the LLC, under the Delaware Limited Liability Company Act (6 Del. C.
Section 18-101, et seq.) and the General Corporation Law of the State of Delaware (8 Del. C. Section 101, et seq.) (the "General Corporation Law").

1. The Company's name when it was originally incorporated and immediately prior to the filing of this Certificate of Conversion to Limited Liability Company was PASUG Inc.

2. The Company filed its original certificate of incorporation with the Secretary of State of the State of Delaware and was first incorporated on December 22, 1999, in the State of Delaware, and was incorporated in the State of Delaware immediately prior to the filing of this Certificate of Conversion to Limited Liability Company.

3. The name of the Delaware limited liability company which the Company shall be converted as set forth in its certificate of formation is PASUG LLC.

4. The conversion of the Company to the LLC has been approved in accordance with the provisions of Sections 228 and 266 of the General Corporation Law.

5. The conversion of the Company to the LLC shall be effective upon the filing of this Certificate of Conversion to Limited Liability Company and a Certificate of Formation with the Secretary of State of the State of Delaware.






                                    State of Delaware
                                    Secretary of State, Division of Corporations
                                    Filed 09:00 A.M. 10-23-2002
                                    020653173-3147458


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         IN WITNESS WHEREOF, the undersigned have executed this Certificate of
Conversion to Limited Liability Company as of the date first-above written.



PASUG INC.



By: Tom J. Landa                                        By: Tom J. Landa
    --------------------------                              --------------------
    Name:  Tom J. Landa                                     Name:  Tom J. Landa
                                                            Title:  President